UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5269

THE BRAZIL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/2005

ITEM 1.	REPORT TO STOCKHOLDERS

The Brazil Fund, Inc.

Semiannual Report to Stockholders

December 31, 2005

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.

Investment Objective and Policies

long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment Characteristics

closed-end investment company investing in a broad spectrum of Brazilian industries a vehicle for international diversification through participation in the Brazilian economy

General Information

Executive Offices

The Brazil Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

DWS Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.TheBrazilFund.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — BZF

Contents

Click Here Portfolio Management Review

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Stockholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Privacy Statement

Investments in funds involve risks. The fund focuses its investments in Brazilian issuers thereby increasing its vulnerability to developments in Brazil and its geographic regions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Portfolio Managers Paul Rogers and Tara Kenney discuss the market environment, fund performance and their strategy in managing The Brazil Fund, Inc. during the six-month period ended December 31, 2005.

Q:  How did Brazil's stock market perform during the semiannual reporting period?

A:  The Bovespa Index returned 35.58% for the semiannual period ended December 31, 2005, outpacing the 10.25% return of the MSCI World Index, as well as the 26.62% return of the MSCI Emerging Markets Index.1 Notably, the bulk of Brazil's US dollar performance came from stock market returns rather than currency appreciation, as the real finished the period little changed from where it stood on June 30, 2005.

1 The Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets.

These indices are calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The SELIC rate is the Banco Central do Brasil's overnight lending rate, the equivalent of the fed funds rate in the United States.

Brazilian stocks remained well-supported by a sound fundamental backdrop. Investors were encouraged by constructive ongoing trends such as steady economic growth, low inflation, improving government finances and a strong balance of trade. Additionally, the market reacted favorably to the central bank's decision to cut interest rates by 1.5 percentage points, bringing the benchmark Selic overnight lending rate from 19.5% to 18% during the second half of the year.2 The consensus view is that the central bank could reduce rates to as low as 15% by the end of 2006. Beyond these fundamental factors, Brazil's market was also helped by an upbeat investment environment worldwide. Investors' high risk tolerance, in combination with a continued abundance of global liquidity, continued to fuel substantial inflow into emerging-markets equities. Brazil, as one of the largest emerging markets, was a natural beneficiary of this trend.

These positive developments helped offset the uncertainty caused by a corruption scandal in President Luis Inacio Lula da Silva's cabinet. Charges of bribery and campaign finance irregularities plagued the president throughout the second half of the year, causing periodic weakness in the financial markets. Lula was able to sidestep any charges, however, and the uproar had died down by year-end. The president's popularity nevertheless took a hit, and with national elections on the way next October, the reform process has largely ground to a halt. Fortunately, investors chose to overlook this issue and focus instead on the country's strengthening economic fundamentals.

Q:  How did the fund perform?

A:  The fund's net asset value (NAV) total return was 32.29% for the six-month reporting period ended December 31, 2005, while its share price — quoted on the NYSE — returned 31.79% to close at $47.60 per share. (Please see pages 15 through 15 for more complete performance information. Past performance is no guarantee of future results.)

Although the fund underperformed during the past half year, we do not place a great deal of emphasis on results generated over such a short time. We believe a better measure of our performance is the fund's long-term track record. For the 10-year period ended December 31, 2005, the fund's average annual return at NAV is 17.55%, well ahead of the 12.50% return of the Bovespa Index over the same period. The average annual return of the fund's NYSE-traded shares for the 10-year period is 16.56%.

Q:  What factors helped and hurt fund performance?

A:  The fund's performance for the six-month period was propelled by its holdings in banks, steel companies and smaller-capitalization consumer stocks. In banking, both Unibanco and Banco Bradesco SA delivered strong outperformance, while Banco Itau Holding Financeira SA, the portfolio's largest bank holding, performed in line with the market. While we feel Itau is the strongest bank in the sector; however, it has a rich valuation, and this caused it to underperform the other banks. In steel, the potential for increased construction activity led the long steel producer Gerdau SA to outperform the flat steel producers — Usinas Siderurgicas de Minas Gerais SA and Companhia Siderurgica Nacional SA — which suffered from declining pricing power. The fund's overweight in all three of the steel producers was beneficial to performance. Finally, a number of small-cap consumer stocks were helped by the prospect of lower interest rates and rising personal wealth. These included Tam SA and Gol-Linhas Aereas Inteligentes SA, the discount airlines; Localiza Rentacar SA, a car rental company; Cyrela Brazil Realty SA, a housing company; and Submarino SA, an Internet retailer.

Petroleo Brasiliero SA (Petrobras) and Companhia Vale do Rio Doce SA, two of the fund's largest holdings, outperformed the index during the period. However, the fund is restricted from holding more than 10% of its portfolio in a single issuer, as proscribed by the prospectus, and this limits our weight in Petrobras to roughly half the index weight. Our resulting large underweights in these stocks hurt relative performance.

The most notable detractor was our position in Weg SA whose export business and overseas operations were hurt by the strength of the real. The pulp and paper stocks Votorantim Celulose e Papel SA and Aracruz Celulos SA, both of which were hurt by a challenging supply-and-demand environment, delivered positive absolute returns but underperformed the index. Souza Cruz SA, the cigarette manufacturer, was hurt by the strong real and the persistent weakness in the consumer nondurables sector. Additionally, the need to maintain a high cash balance ahead of the fund's January dividend distributions for income and capital gains detracted from overall results given the market's strong performance.

Q:  What changes did you make to the portfolio's positioning during the semiannual period?

A:  We trimmed certain positions in the fund in order to offset capital gains and raise cash for the distribution. We reduced the portfolio's holdings in the public sector utilities Compania Paranaense de Energias-Copel and Centrais Eletricas Brasileiras SA. (As of December 31, 2005, the position in Centrais Electricas Brasileiras was sold.) These companies, which are partially owned by the government, often choose projects based on social reasons rather than the expected rate of return. As a result, we believe smaller capitalization private-sector utilities such as AES Tiete SA and EDP-Energias do Brazil SA, which make decisions solely on the basis of profit potential, are more attractive investments.

We also elected to reduce the portfolio's weighting in the cellular telecommunications sector by trimming positions in Tele Centro Oeste Celular Participacoes SA, and Telesp Celular Participacoes SA (TCP). Given the underperformance of cellular stocks, our average underweight in this sector was beneficial to performance. Our decision to use these positions as a source of funds was based on our view that the competitive environment for cellular companies was becoming increasingly unfavorable. Our largest reduction (based on dollar value) was in TCP. The company's handset costs are higher than the industry average, so it has been hurt by the fact that companies are heavily discounting handsets in order to attract customers.

Our purchases during the period were largely focused on small-cap consumer stocks such as the discount airlines; Porto Seguro SA, an auto insurance company; Cyrela, Localiza and Submarino. We continue to believe consumer stocks represent an attractive risk-reward profile at this point in the economic cycle. Additionally, we believe the small-cap asset class in general is fertile ground for fast-growing, attractively valued companies.

Q:  What is your overall view of the market backdrop for the year ahead?

A:  We expect the backdrop to remain generally favorable for Brazilian equities. Gross domestic product growth is expected to come in at a steady 3% to 3.5% for 2006, as a combination of lower interest rates and fiscal "pump priming" ahead of the October elections is likely to support the economy. We believe corporate performance is likely to remain on track, as well. Estimates are calling for top-line revenue growth of about 10% to 15%, and given the continued improvement in profit margins, this is likely to translate into strength for bottom-line earnings.

Despite these positives, we remain cautious about the upcoming elections in light of the fact that political "noise" historically has disrupted market performance in Brazil. This October, Brazilians will cast their votes for the presidency, all of Congress, the regional governors and one-third of the Senate. Investors also will have to contend with the ongoing speculation as to whether Lula will seek another term. While news on this front could lead to short-term volatility in Brazil's financial markets, we do not expect that either of Lula's two challengers would take the country off its market-friendly path. Another potential risk for US-based investors is that the real might weaken from its current levels due to the interest rate reductions, and therefore returns for dollar-based investors would suffer. It is useful to remember that much of the performance of the Brazilian market for US investors in 2005 came from the strengthening real.

Taking all of these factors into account, our broad view is optimistic but cautiously so. Given the returns achieved by Brazilian equities in the past three years, we encourage investors to temper their expectations as we move into 2006.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Korea Fund, Inc., DWS Global High Income Fund, Inc., DWS Global Commodities Stock Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Repurchase Offers, Fee Reduction and Open-Ending

The fund's Board of Directors has approved a series of measures designed to enhance shareholder value and to maintain the fund's viability.

In December 2004, the board authorized a repurchase program in which the fund would offer to repurchase up to 50% of its outstanding shares at a price equal to 98% of the NAV per share and conduct six subsequent semi-annual repurchase offers, each for 10% of the then outstanding shares at a price equal to 98% of NAV per share, if the shares traded at an average weekly discount from NAV greater than 5% during a measuring period. Payment for any shares repurchased pursuant to this repurchase program were to be made in-kind through a pro rata distribution of securities from the fund's portfolio on the day after the date each offer expired. In December 2004, the board successfully negotiated a 0.40% reduction in the fund's investment advisory fee, which reduced the fund's operating expenses substantially and should have made the fund's shares a more attractive investment option to investors seeking exposure to the Brazilian markets. In July 2005, the fund made an offer to repurchase up to 50% of its shares in exchange for portfolio securities of the fund. The repurchase offer and repurchase program were terminated, however, when the fund's Brazilian administrator raised questions as to whether the offer would subject the fund to Brazilian capital gains taxation.

After termination of the in-kind repurchase offer, the board met twice to consider structural and transactional alternatives for the fund to address the discount, including repurchases of shares, merger of the fund with another entity, or liquidation of the fund. During its deliberations, the board considered the likelihood of various options being successfully implemented, the expected time that would be required to implement them, the tax impact of these options on the fund and its stockholders, and the amounts that might be expected to be realized by stockholders in the various transactions being considered. The board also considered the expressed expectations of a number of large fund stockholders that further significant action would be taken to reduce the discount in light of the termination of the in-kind repurchase offer.

At a meeting held on September 20, 2005, the board approved conversion of the fund into an open-end fund as the most effective way of eliminating the discount and offering more liquidity to all shareholders with respect to their investment in the fund.

The board believes that recent developments have mitigated various concerns that previously led it to oppose open ending: (i) the growth of the Brazilian securities markets have resulted in increased liquidity and decreased volatility of Brazilian securities in recent years; (ii) a number of open-end "country" funds investing in stock markets outside the US have been successfully established and managed; and (iii) direct investment in Brazilian securities is more readily available today to investors outside Brazil through relaxation of Brazilian restrictions on foreign investment as well as broader information and listing and trading of Brazilian securities on US exchanges, such as through American Depositary Receipts on the New York Stock Exchange.

For the reasons discussed above, the board approved a proposal to convert the fund into an open-end fund and recommended conversion to stockholders. The fund convened a special meeting of stockholders in February 2006 to vote on the open-ending proposal. The fund convened a special meeting of stockholders in late 2005, which was adjourned until early 2006 to allow more time for stockholders to submit proxies with respect to the proposal to convert the fund into an open-end investment company. On February 17, 2006, the fund announced that the open-ending proposal, which had required approval of holders of 75% of the fund's outstanding shares, did not succeed. The Board of Directors of the fund will be meeting in the near term to consider alternatives in light of the stockholder vote.

Annual Meeting of Stockholders

The Board announced that the next Annual Meeting of Stockholders of the fund, will be held no later than June 30, 2006. The later meeting date reflects a decision by the Board to defer action on the Board's nominees for election at the meeting until the results of the open-ending proposal are known.

Changes in Officers

On December 13, 2005, the Board of Directors appointed Vincent J. Esposito as President, John Millette as Secretary and Elisa Metzger as Chief Legal Officer.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 33. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of The Brazil Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the 6 months ended December 31, 2005, no fund shares were repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is available daily on our Web site at www.TheBrazilFund.com or visit our Direct Link www.cef.dws-scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

DWS Scudder

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and certain Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. In addition, the Web Site for The Brazil Fund, Inc. is now www.cef.dws-scudder.com.

Investment Summary as of December 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Fund's most recent performance.

Historical Information as of 12/31/05
	Total Return (%)[d]
	Market Value[a]		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	.70	—	2.36	—	1.01	—
One Year	45.33	—	45.35	—	45.89	—
Three Year	375.63	68.17	319.15	61.23	352.20	65.36
Five Year	244.22	28.05	175.75	22.49	84.00	12.95
Ten Year	363.07	16.56	403.82[c]	17.55[c]	225.04	12.50
Per Share Information and Returns[a]
	Yearly periods ended December 31

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Net Asset Value ($)	25.75	26.42	14.92	23.86	21.91	18.49	13.46	27.49	36.69	50.82
Income Dividends ($)	.55	.51	.75	.45	.42	.53	.27	.63	.78	1.59
Capital Gains and Other Distributions ($)	.32	2.75	2.27	—	.50	.19	—	—	.26	1.09
Total Return (%)	28.89[c]	19.75	-25.42	64.43	-3.47	-11.43	-25.72	109.45	37.69	45.35

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

b The Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. The index is calculated using closing local market prices and translates into to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

c Total returns would have been lower had certain expenses not been reduced.

d Returns less than one year are not annualized.

Portfolio Summary as of December 31, 2005

Asset Allocation	12/31/05	6/30/05

Equity Securities	100%	98%
Cash Equivalents	—	2%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/05	6/30/05

Materials	25%	24%
Financials	20%	19%
Consumer Staples	17%	17%
Energy	13%	12%
Industrials	12%	12%
Utilities	6%	8%
Telecommunication Services	4%	6%
Consumer Discretionary	2%	1%
Health Care	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings (69.0% of Net Assets)
1. Petroleo Brasileiro SA Producer and distributor of petroleum	13.2%
2. Banco Itau Holding Financeira SA Provider of banking services	13.0%
3. Companhia Vale do Rio Doce SA Produces and sells iron ore and other mining materials	8.8%
4. Companhia de Bebidas das Americas Produces beer, soft drinks, teas, mineral water, fruit juices and sports drinks	7.8%
5. Banco Bradesco SA Provider of commercial banking services	5.8%
6. Weg SA Manufactures and distributes industrial machinery	5.1%
7. Gerdau SA Produces and manufactures steel	4.5%
8. Companhia Energetica de Minas Gerais SA Generates, transmits and distributes electricity	4.2%
9. Sadia SA Producer of frozen and refrigerated processed foods	3.5%
10. Companhia Siderugica Nacional SA Manufactures iron and steel	3.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Please see the General Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2005 (Unaudited)

	Shares	Value ($)

Equity Securities 100.1%
Consumer Discretionary 2.2%
Automobiles 0.4%
Localiza Rent A Car SA	303,000	3,709,913
Internet & Catalog Retail 0.5%
Submarino SA	217,600	3,861,951
Textiles, Apparel & Luxury Goods 1.3%
Lojas Renner SA	13,500	432,949
Sao Paulo Alpargatas SA (Preferred)	325,796	10,141,852
		10,574,801
Consumer Staples 16.6%
Beverages 7.8%
Companhia de Bebidas das Americas	28,841,593	9,275,490
Companhia de Bebidas das Americas (Preferred)	144,207,965	55,381,582
		64,657,072
Food & Staples Retailing 2.0%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (Preferred)	510,916,400	16,802,579
Food Products 3.5%
Sadia SA (Preferred)	10,198,045	28,784,629
Personal Products 0.7%
Natura Cosmeticos SA	119,600	5,267,249
Tobacco 2.6%
Souza Cruz SA (Voting)	1,735,943	21,529,464
Energy 13.2%
Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (Preferred)	6,846,632	108,952,306
Financials 20.3%
Banks 19.1%
Banco Bradesco SA (Preferred)	1,665,158	48,210,750
Banco Itau Holding Financeira SA (Preferred)	4,440,490	106,915,103
Unibanco — Uniao de Bancos Brasileiros SA (Units)	158,400	1,988,214
		157,114,067
Insurance 0.7%
Porto Seguro SA	528,000	5,645,127
Real Estate 0.5%
Cyrela Brazil Realty SA*	313,200	4,286,191
Health Care 0.6%
Health Care Equipment & Supplies
Diagnosticos da America SA*	278,500	5,181,007
Industrials 12.2%
Aerospace & Defense 1.8%
Empresa Brasileira de Aeronautica SA (Preferred)	1,498,932	14,711,752
Airlines 2.1%
Gol-Linhas Aereas Inteligentes SA (Preferred)	358,284	10,177,147
Tam SA (Preferred)	390,200	7,409,178
		17,586,325
Commercial Services & Supplies 0.1%
Contax Participacoes SA*	49	80
Contax Participacoes SA (Preferred)	848,205	1,019,311
		1,019,391
Electrical Equipment 5.1%
Weg SA (Preferred)	12,937,100	42,048,479
Industrial Conglomerates 0.3%
Ultrapar Participacoes SA (Preferred)	179,810	2,499,177
Road & Rail 1.1%
All America Latina Logistica***	218,900	9,338,098
Transportation Infrastructure 1.7%
Companhia de Concessoes Rodoviarias	324,000	10,253,603
Obrascon Huarte Lain Brasil SA*	301,800	3,279,621
		13,533,224
Information Technology 0.2%
Internet Software & Services
Universo Online SA (Preferred)*	150,000	1,263,739
Materials 24.5%
Metals & Mining 19.9%
Caemi Mineracao e Metalurgica SA (Voting)	14,490,500	21,131,850
Companhia Siderurgica Nacional SA (Voting)	1,205,800	25,938,391
Companhia Vale do Rio Doce "A" (Preferred)**	2,030,812	72,736,820
Gerdau SA (Preferred)	2,189,040	36,791,375
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	325,600	7,742,103
		164,340,539
Paper & Forest Products 4.6%
Aracruz Celulos SA "B" (Preferred)	5,109,599	20,322,145
Votorantim Celulose e Papel SA (Preferred)	1,434,500	17,790,916
		38,113,061
Telecommunication Services 4.1%
Diversified Telecommunication Services 3.2%
Brasil Telecom Participacoes SA (Preferred)	302,588,300	2,225,770
Brasil Telecom SA (Preferred)	884,381,753	3,800,802
Tele Norte Leste Participacoes SA	49	1,117
Tele Norte Leste Participacoes SA (Preferred)	833,205	14,787,670
Telemar Norte Leste SA "A" (Preferred)	219,434	5,959,055
		26,774,414
Wireless Telecommunication Services 0.9%
Tele Centro Oeste Celular Participacoes SA (Preferred)	316,681	3,626,873
Telesp Celular Participacoes SA (Preferred)*	526,474	1,992,599
Tim Participacoes SA (Preferred)	647,040,400	1,632,613
		7,252,085
Utilities 6.2%
Electric Utilities 5.3%
AES Tiete SA (Preferred)	224,960,000	4,896,918
Companhia Energetica de Minas Gerais SA (Preferred)	842,171,369	34,215,576
Companhia Paranaense de Energia-Copel "B" (Preferred)	10,066,700	77,449
EDP — Energias do Brasil SA*	419,600	4,915,043
		44,104,986
Water Utilities 0.9%
Companhia Saneamento Basico do Sao Paulo SA (Voting)	106,400,000	7,143,993
Total Equity Securities (Cost $181,141,196)		826,095,619
	Principal Amount ($)	Value ($)

Other Investments 0.0%
Companhia Vale do Rio Doce SA* (Cost $0)	922,104	19,205
	Shares	Value ($)

Cash Equivalents 0.2%
Cash Management QP Trust, 4.26% (a) (Cost $1,692,599)	1,692,599	1,692,599
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $182,833,795)+	100.3	827,807,423
Other Assets and Liabilities, Net	(0.3)	(2,404,697)
Net Assets	100.0	825,402,726

* Non-income producing security.

** These shares have limited voting rights.

*** Units representing four preferred shares and one common share.

+ The cost for federal income tax purposes was $183,636,009. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $644,171,414. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $644,752,279 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $580,865.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $181,141,196)	$ 826,114,824
Investment in Cash Management QP Trust, at value (cost $1,692,599)	1,692,599
Total investments in securities, at value (cost $182,833,795)	827,807,423
Cash	437
Brazilian real, at value (cost $29,625,555)	29,756,929
Receivable for investments sold	4,439,648
Dividends receivable	7,802,122
Interest receivable	7,444
Other assets	24,550
Total assets	869,838,553
Liabilities
Distributions payable	43,526,652
Accrued management fee	432,603
Other accrued expenses and payables	476,572
Total liabilities	44,435,827
Net assets, at value	$ 825,402,726
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(20,262)
Net unrealized appreciation (depreciation) on: Investments	644,973,628
Brazilian real related transactions	89,749
Accumulated net realized gain (loss)	(5,251,985)
Cost of 195,700 shares held in treasury	(3,033,037)
Paid-in capital	188,644,633
Net assets, at value	$ 825,402,726
Net Asset Value per share ($825,402,726 ÷ 16,241,288 shares of common stock issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 50.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,692,608)	$ 13,892,772
Interest — Cash Management QP Trust	216,929
Interest	477
Total Income	14,110,178
Expenses: Management fee	2,288,753
Administrator's Fee	25,000
Services to shareholders	16,071
Custodian and accounting fees	887,704
Auditing	41,936
Legal	243,785
Directors' fees and expenses	75,874
Reports to shareholders and annual meeting	100,457
NYSE listing fee	14,575
Other	75,830
Total expenses, before expense reductions	3,769,985
Expense reductions	(3,551)
Total expenses, after expense reductions	3,766,434
Net investment income (loss)	10,343,744
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,415,039)
Brazilian real related transactions (net of CPMF tax of $66,857)	174,523
(2,240,516)
Net unrealized appreciation (depreciation) during the period on: Investments	206,687,774
Brazilian real related transactions	(510,907)
206,176,867
Net gain (loss) on investment transactions	203,936,351
Net increase (decrease) in net assets resulting from operations	$ 214,280,095

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2005 (Unaudited)	Year Ended June 30, 2005
Operations: Net investment income (loss)	$ 10,343,744	$ 19,490,286
Net realized gain (loss) on investment transactions	(2,240,516)	23,782,328
Net unrealized appreciation (depreciation) during the period on investment transactions	206,176,867	212,826,404
Net increase (decrease) in net assets resulting from operations	214,280,095	256,099,018
Distributions to shareholders from: Net investment income	(25,823,648)	(12,668,204)
Net realized gains	(17,703,004)	(4,222,735)
Increase (decrease) in net assets	170,753,443	239,208,079
Net assets at beginning of period	654,649,283	415,441,204
Net assets at end of period (including accumulated distributions in excess and undistributed net investment income of $20,262 and $15,459,642, respectively)	$ 825,402,726	$ 654,649,283
Other Information
Shares outstanding at end of period	16,241,288	16,241,288

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2005[a]	2005	2004	2003	2002	2001
Per Share Operating Performance
Net asset value, beginning of period	$ 40.31	$ 25.58	$ 17.91	$ 15.43	$ 19.63	$ 24.01
Income (loss) from investment operations:
Net investment income (loss)[b]	.64	1.20	.74	.50	.54	.67
Net realized and unrealized gain (loss) on investment transactions	12.55	14.57	7.54	2.23	(4.02)	(4.13)
Total from investment operations	13.19	15.77	8.28	2.73	(3.48)	(3.46)
Less distributions from: Net investment income	(1.59)	(.78)	(.63)	(.27)	(.53)	(.42)
Net realized gains on investment transactions	(1.09)	(.26)	—	—	(.19)	(.50)
Total distributions	(2.68)	(1.04)	(.63)	(.27)	(.72)	(.92)
NAV accretion resulting from repurchase of shares at value	—	—	.02	.02	—	—
Net asset value, end of period	$ 50.82	$ 40.31	$ 25.58	$ 17.91	$ 15.43	$ 19.63
Market value, end of period	$ 47.60	$ 37.90	$ 21.51	$ 14.95	$ 12.75	$ 15.15
Total Return
Based on net asset value (%)[c]	32.29**	62.56	46.56	18.37	(17.54)	(14.01)
Based on market value (%)[c]	31.79**	81.83	47.50	19.64	(11.67)	(7.00)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	825	655	415	293	254	323
Ratio of expenses (%)	.96*	1.28	1.56	1.65	1.52	1.44
Ratio of net investment income (loss) (%)	2.65*	3.54	3.05	3.60	3.04	3.03
Portfolio turnover rate (%)	9*	5	4	5	3	8

a For the six months ended December 31, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value Brazilian equity securities in order to adjust for events which may occur between the close of the Brazilian exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 2005, the exchange rate for the Brazilian real was 2.3355 reals to 1 US dollar.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Presently, the Fund is subject to a nonrecoverable withholding tax of 15% on certain dividends earned by the Fund from Brazilian issuers.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $32,302,095 and $39,858,337, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the management Agreement is equal to an annual rate of 0.60% of the first $250,000,000 of the Fund's average weekly net assets, 0.575% of the next $250,000,000 of such net assets, 0.55% of the next $250,000,000 of such net assets, 0.525% of the next $250,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000. Accordingly, for the six months ended December 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.59% of the Fund's average weekly net assets.

The Fund and the Manager have an Administration Agreement with BankBoston Banco Multiplo S.A. ("BankBoston Banco"), the Fund's sub-custodian bank, pursuant to which BankBoston Banco acts as the Fund's Brazilian Administrator. The Fund has agreed to pay BankBoston Banco, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out-of-pocket expenses. For the six months ended December 31, 2005, the Administrator's fee amounted to $25,000, of which $12,500 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2005, the amount charged to the Fund by DWS-SISC aggregated $8,100, of which $2,700 is unpaid.

DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the six months ended December 31, 2005, the amount charged to the Fund by DWS-SSC aggregated $7,500, of which $2,500 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated all accounting functions to SSB. DWS-SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended December 31, 2005, the amount charged to the Fund by DWS-SFAC aggregated $158,570, of which $13,252 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Brazil

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its prior authorization, the Fund could also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for US federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund's dissolution had been approved by shareholders of at least two-thirds of the Fund's outstanding shares). The Fund has recently obtained a general authorization from the Brazilian Securities Commission that allows repatriation of capital without restrictions, provided that the rules applicable to the Fund in the U.S. are duly complied with. Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable US tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Ownership of the Fund

At December 31, 2005, The President and Fellows of Harvard College held approximately 22% of the outstanding shares of the Fund.

F. Expense Reductions

For the six months ended December 31, 2005, the Manager agreed to reimburse the Fund $3,551, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

G. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5.0 percent of its net assets under the agreement.

H. Share Repurchases

The Fund had a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. The Fund did not repurchase shares during the six months ended December 31, 2005.

I. Repurchase Offer and Open-Ending

In accordance with the Fund's Board approval on December 15, 2004, of an offer to repurchase 50% of the Fund's outstanding shares, on July 28, 2005, the Fund commenced a tender offer for up to 8,120,644 of its shares, representing approximately 50% of its issued and outstanding shares of common stock, in exchange for portfolio securities of the Fund at a price per share equal to 98% on the net asset value per share as of the day after the offer was to expire.

The repurchase offer and a previously announced repurchase program were terminated, however, when the Fund's Brazilian Administrator raised questions as to whether the offer would subject the Fund to Brazilian capital gains taxation.

After termination of the in-kind repurchase offer, the Board met twice to consider structural and transactional alternatives for the Fund. On September 20, 2005, the Board approved conversion of the Fund into an open-end fund as the most effective way of eliminating the discount and offering more liquidity to all shareholders with respect to their investment in the Fund.

The Fund convened a special meeting of stockholders in February 2006 to vote on the open-ending proposal. Preliminary results from this special meeting indicate that approximately 10,605,727 shares of common stock, approximately 65.30% of the Fund's outstanding common stock voted in favor of the conversion proposal. The Fund convened a special meeting of stockholders in late 2005, which was adjourned until early 2006 to allow more time for stockholders to submit proxies with respect to the proposal to convert the Fund into an open-end investment company. On February 17, 2006, the Fund announced that the open-ending proposal, which had required approval of holders of 75% of the Fund's outstanding shares, did not succeed. The Board of Directors of the Fund will be meeting in the near term to consider alternatives in light of the stockholder vote.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Stockholder Meeting Results

The Special Meeting of Stockholders (the "Meeting") of The Brazil Fund, Inc. (the "fund") was held on February 17, 2006, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154, for the purpose of considering a proposal to convert the fund to an open-end investment company. The proposal required the approval of 75% of the fund's outstanding shares. Based on the vote total below, the proposal was not approved.

To approve the conversion of the fund from a closed-end fund to an open-end fund.

Number of Votes:
For	Against	Abstain
10,605,727	2,730,236	26,091

Investment Management Agreement Approval

Board Considerations

On July 6, 2005, the Board approved the continuance of the Investment Advisory, Management and Administration Agreement with DeIM as the Fund's manager effective as of October 1, 2005. Effective December 1, 2004, the Board and DeIM approved a reduction in the fees payable to the Fund's manager. Previously, the annual management fee had ranged from 1.20% on the first $150 million of net assets to 0.90% of net assets in excess of $500 million. Under the amended advisory agreement, the management fee ranges from 0.60% on the first $250 million of net assets to 0.50% of net assets in excess of $1 billion. On the Fund's current assets, this represents an overall reduction of approximately 45% in the management fee.

In reaching its decision to continue its relationship with DeIM and to renew the Investment Advisory, Management and Administration Agreement, the Board considered the following factors, among others:

The advisory fees paid by the Fund were substantially reduced and the overall scope of services provided to the Fund and the standard of care applicable to those services was unchanged. Effective December 1, 2004, the Board approved a reduction in the fees payable to DeIM. Previously, the annual management fee had ranged from 1.20% on the first $150 million of net assets to 0.90% of net assets in excess of $500 million. Under the amended advisory agreement, the management fee ranges from 0.60% on the first $250 million of net assets to 0.50% of net assets in excess of $1 billion. On the Fund's current assets, this represents an overall reduction of approximately 45% in the management fee.

The Fund's proposed tender offer for up to 50% of its outstanding shares. The Board also considered fees paid by DeIM under the Investment Advisory and Management Agreement in light of the services DeIM will continue to provide and its estimated costs of providing such services and concluded that such fees are fair and reasonable. The Board noted that the reduction in management fees and the tender offer would substantially reduce DeIM's profitability in providing advisory services to the Fund.

The resources and operations of DeIM, including the experience and professional qualifications of DeIM personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Investment Advisory, Management and Administration Agreement, DeIM will continue to provide the same services that it currently provides.

With regard to the Investment Advisory, Management and Administration Agreement, the Board considered that its terms, as discussed above (other than lower fee rates) are substantially identical to the terms of the previous Investment Advisory, Management and Administration Agreement. The Board concluded that any existing economies of scale enjoyed by DeIM were properly reflected in the reduced fee arrangements, and that in light of the Fund's closed-end structure there were limited opportunities for future material asset growth. In particular, the Board considered the Fund's tender offer for up to 50% of the Fund's outstanding shares that was expected to reduce the Fund's assets.

The investment performance of the Fund and DeIM, both absolute and underperformed relative to various benchmarks and industry peer groups. In this regard, the Board observed that the Fund had outperformed its benchmark in each of the three month and five year periods ended June 30, 2005. The Board also observed that the Fund had underperformed relative to other funds in its Lipper peer group during the periods, including third quartile performance relative to its peer group for the year ended December 31, 2004.

DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes.

The nature, scope and quality of the services provided by DeIM to the Fund. In this regard, the Board considered, among other things, that the types of services to be provided under the previous Investment Advisory, Management and Administration Agreement were comparable to those typically found in agreements of such type.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. In this regard, the Board considered that DeIM's future profitability would likely be lower than its estimated historic profitability as a result of the reduction in the Fund's investment management fee and reduction in the Fund's assets as a result of the tender offer noted above.

The investment management fee rates paid to DeIM relative to those payable for similar institutional accounts advised by DeIM, including differences in the scope of services typically provided to mutual funds relative to institutional accounts.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commission to acquire research services from third-party service providers.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by DeAM to compliance matters.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds, including The Brazil Fund, Inc. and The Korea Fund, Inc.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of	Average Price	Total Number of	Maximum Number of
Period	Shares Purchased	Paid per Share	Shares Purchased as	Shares that May Yet Be
			Part of Publicly Announced	Purchased Under the
			Plans or Programs	Plans or Programs

July 1 through July 31, 2005	0	$0.0	n/a	n/a
August 1 through August 31	0	$0.0	n/a	n/a
September 1 through September 30	0	$0.0	n/a	n/a
October 1 through October 31	0	$0.0	n/a	n/a
November 1 through November 30	0	$0.0	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a

Total	0	$0.0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund at 345 Park Avenue New York, NY 10154

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Brazil Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Brazil Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006